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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 3, 2001



                                 XTO ENERGY INC.
             (Exact name of registrant as specified in its charter)




          Delaware                       1-10662                  75-2347769
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)





810 Houston Street, Suite 2000, Fort Worth, Texas                   76102
     (Address of principal executive offices)                     (Zip Code)




                                 (817) 870-2800
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

Exposure to Enron Corporation

On December 3, 2001, XTO Energy announced that its gas production growth projections and financial performance should not be materially affected by transactions with Enron Corporation and its affiliates. A copy of the press release is filed as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

(3)      Exhibits.

         The following exhibits are filed as part of this Current Report of Form 8-K:

         Exhibit Number and Description

         99.1  Press Release dated December 3, 2001




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   XTO ENERGY INC.


Date: December 6, 2001             By:      BENNIE G. KNIFFEN
                                       -----------------------------------------
                                            Bennie G. Kniffen
                                            Senior Vice President and Controller

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                                  EXHIBIT INDEX

       Exhibit Number and Description

99.1   Press Release dated December 3, 2001



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